UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant ⌧ Filed by a party other than the Registrant ☐	Filed by a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

EDGEWISE THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
⌧	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! EDGEWISE THERAPEUTICS, INC. 2022 Annual Meeting Vote by June 22, 2022 11:59 PM ET EDGEWISE THERAPEUTICS, INC. ATTENTION: SECRETARY 3415 COLORADO AVENUE BOULDER, COLORADO 80303 D86051-P71322 You invested in EDGEWISE THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 23, 2022. Get informed before you vote View the Notice and Proxy Statement and the 2021 Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 9, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* June 23, 2022 11:00 AM MDT 1881 9th Street, Suite 110 Boulder, Colorado 80302 Vote by Internet, telephone or mail as indicated on your proxy card *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. V1.1 For complete information and to vote, visit www.ProxyVote.com Control #

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items D86052-P71322 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. 1. Elect the directors named in the attached Proxy Statement to serve until the 2025 Annual Meeting of Stockholders. Nominees: 01) Kenneth Harrison, Ph.D. 02) Alan Russell, Ph.D. For All 2. Ratify the selection of KPMG LLP as independent registered public accounting firm for the fiscal year ending December 31, 2022. For Consider such other business as may properly be presented before the Annual Meeting or any adjournment thereof.